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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 15, 2005

                              CARREKER CORPORATION
             (Exact name of registrant as specified in its charter)

         DELAWARE                         0-24201               75-1622836
(State or other jurisdiction            (Commission           (IRS Employer
     of incorporation)                  File Number)        Identification No.)

         4055 VALLEY VIEW LANE
         DALLAS, TEXAS                                           75244
(Address of principal executive offices)                        (Zip Code)

                                 (972) 458-1981
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Carreker Corporation has reported its 4th quarter fiscal 2004 financial results. The Company's press release dated March 15, 2005 announcing the results is attached hereto as Exhibit 99.1.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibits.

                    EXHIBIT
                    NUMBER      DESCRIPTION
                    ---------   ------------------------------------------------
                    99.1        Carreker Corporation press release dated March
                                15, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CARREKER CORPORATION
                                             (Registrant)


Date:    March 15, 2005                 By: /s/ Lisa K. Peterson
                                            ------------------------------------
                                            Executive Vice President and Chief
                                            Financial Officer